Exhibit 21.1
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation
Stewart Title of Mobile, Inc.	Alabama

McKinley Title & Trust, Inc.	Alaska
Stewart Title of Alaska, Inc.	Alaska

Arkansas Title Insurance Company	Arkansas
Landata Inc of Arkansas	Arkansas
McDonald Abstract and Title, Inc.	Arkansas
Rainey Land Title Services LLC	Arkansas
Roy Pugh Abstract Company, Inc.	Arkansas
Stewart — Bromstad, Inc.	Arkansas
Stewart Title of Arkansas, Inc.	Arkansas
T. O. Tucker Abstract Company	Arkansas
Ultima Corporation	Arkansas

AIRPHOTOUSA, LLC	Arizona
Citizens Title Agency of Arizona LLC	Arizona
Citizens Title & Trust	Arizona
Southern Arizona Title & Insurance Agency	Arizona
Stewart National Title, LLC	Arizona
Stewart Title & Trust of Phoenix, Inc.	Arizona
Stewart Title & Trust of Tucson	Arizona

Affiliated Escrow, Inc.	California
API Properties Corporation	California
Asset Preservation, Inc.	California
Bay Area Title	California
California Land Title of Marin	California
California Regional Order Center	California
Celebrity Escrow Corporation	California
Consolidated Title Services	California
Cuesta Title Company	California
GlobeXplorer, LLC	California
GPMD, Inc.	California
Granite Bay Holding Corporation	California
Granite Properties, Inc.	California
Integrated Escrow, Inc.	California
Inter City	California
Landata Geo Services	California
Landata, Inc. of California	California
Landata, Inc. of the West Coast Northern Division	California
North Bay Title Company	California
Quantum Leap Realty Technologies, Inc. dba Realty Assist	California
Santa Cruz Title Company	California
Stewart Insurance and Financial Services, LLC	California
Stewart Office Solutions, Inc.	California
Stewart Online Mortgage Documents	California
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation
Stewart Title of California, Inc.	California
Stewart Valuations	California
Terra Vista Escrow, LLC	California
WTI Properties, Inc.	California

5280 Title Services, LLC	Colorado
Advanced Title, LLC	Colorado
American Title LLC	Colorado
Blue Stone Title, LLC	Colorado
Cornell Title, LLC	Colorado
DTC Title, LLC	Colorado
First Nationwide Title, LLC	Colorado
FMC Title, LLC	Colorado
Platte Valley Title	Colorado
Stewart Title of Aspen, Inc.	Colorado
Stewart Title Company of Colorado Springs	Colorado
Stewart Title of Colorado, Inc.	Colorado
Stewart Title of Denver, Inc.	Colorado
Stewart Title of Eagle County, Inc.	Colorado
Stewart Title of Glenwood Springs, Inc.	Colorado
Stewart Title of Grand County	Colorado
Stewart Title of Larimer County, Inc.	Colorado
Stewart Title of Leadville	Colorado
Stewart Loan Services, LLC	Colorado
Stewart Title of Pueblo	Colorado
Stewart Title of Steamboat Springs	Colorado
Stewart Title of Summit County	Colorado
Stewart Title of Steamboat Springs	Colorado
Stewart Water Information LLC	Colorado
Tamarac Title, LLC	Colorado

Stewart Title of Delaware, LLC	Delaware

Aaction Title Agency, Inc.	Florida
AccountableTitle Services, LLC	Florida
Advance Homestead Title, Inc.	Florida
Advanced Title Holding Company, LLC	Florida
Allied Title Insurance, Inc.	Florida
Bay Title Services, Inc.	Florida
B & L Title Services, LLC	Florida
Burnt Store Title Services	Florida
Century Title of Ormond Beach, LLC	Florida
Complete Title of Cape Coral, LLC	Florida
CPS Title, LLC	Florida
Diversified Title LLC	Florida
Executive Title	Florida
Florida Affordable Title Services LLC	Florida
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation
Florida Paradise Title	Florida
Global Title Security LLC	Florida
Key America Title Corporation	Florida
La Compania Hispaña de Stewart Title, Inc.	Florida
Lee Island Title, LLC	Florida
Manatee-Pinellas Title Company	Florida
Midwest Title Guarantee Company of Florida, LLC	Florida
MLS Title, LLC	Florida
MTH Title of Florida, LLC	Florida
New Century Title of Orlando	Florida
New Century Title of Sarasota, LLC	Florida
New Century Title Services, LLC	Florida
Pace Title Company, LLC	Florida
Pasadena Title Company, LLC	Florida
Pine Island Title Insurance Agency, Inc.	Florida
Premier Title Affiliates, LLLP	Florida
Secure Close Title Company LLC	Florida
Southern Premier Title Company	Florida
South Lake Title Services, Inc.	Florida
ST FLA Acquisition Co.	Florida
Stewart Approved Title, Inc.	Florida
Stewart Insurance Services, Inc.	Florida
Stewart Management Services	Florida
Stewart Premier Title Company, LLC	Florida
Stewart Properties of Tampa, Inc.	Florida
Stewart River City Title, Inc.	Florida
Stewart Title Company of Sarasota, Inc.	Florida
Stewart Title of Clearwater, Inc.	Florida
Stewart Title of Jacksonville, Inc.	Florida
Stewart Title of Martin County	Florida
Stewart Title of Northwest Florida	Florida
Stewart Title of Orange County, Inc.	Florida
Stewart Title of Pinellas, Inc.	Florida
Stewart Title of Polk County, Inc.	Florida
Stewart Title of Tallahassee, Inc.	Florida
Stewart Title of Tampa	Florida
Stewart Title of the Four Corners, Inc.	Florida
Stewart Title Today, LLC	Florida
SureClose of Florida, Inc.	Florida
The Closing Pros, LLC	Florida
United Southern Title	Florida

Stewart Title of Boise, Inc.	Idaho
Stewart Title of Canyon County	Idaho
Stewart Title of Coeur d’Alene, Inc.	Idaho

Effingham Title Company	Illinois
Landata, Inc. of Illinois	Illinois
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation
Leadership Zone	Illinois
Stewart Title Company of Illinois, Inc.	Illinois

Land Title Group, LLC	Indiana
Stewart Title of Elkhart County Inc.	Indiana
Stewart Title Services of Central Indiana LLC	Indiana
Stewart Title Services of Hancock County, LLC	Indiana
Stewart Title Services of Indiana, Inc.	Indiana
Stewart Title Services of Northwest Indiana, LLC	Indiana
Title Search Services, LLC	Indiana

McPherson County Abstract & Title Company, Inc.	Kansas

Stewart Title of Louisiana, Inc.	Louisiana

Preferred Title, LLC	Maine

Affordable Title Services, LLC	Maryland
Cambridge Landata, Incorporated	Maryland
Smart Choice Settlements of Maryland, Inc.	Maryland
Stewart Global Title Services LLC	Maryland
Stewart Title Group, LLC	Maryland
Stewart Title of Maryland	Maryland

Choice Title, LLC	Michigan
Stewart Title of Detroit, Inc.	Michigan
Title Giant	Michigan

Advantage Title LLC	Minnesota
Stewart Title of Minnesota, Inc.	Minnesota
STM Holding, Inc.	Minnesota

Bay Title of Mississippi, LLC	Mississippi
Stewart Title Company of Mississippi	Mississippi

CBKC Title and Escrow, LLC	Missouri
CBKC Title Holdings, LLC	Missouri
Clinton County Title and Abstract	Missouri
Gold Title Agency, LLC	Missouri
Heart of America Title and Escrow, LLC	Missouri
Lenders Title, LP	Missouri
Lenders Title Management, LLC	Missouri
Lenders Title of Kansas City, LP	Missouri
Lenders Title of Kansas City Management LLC	Missouri
Metropolitan Title and Escrow LLC	Missouri
Metropolitan Title Holding Company, LLC	Missouri
Northland Holdings, Inc.	Missouri
Platte County Title and Abstract Company	Missouri
Platte Valley Title Co.	Missouri
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation
Stewart Title, Inc.	Missouri
Stewart Title of the Northland Holdings, LLC	Missouri
SureClose of Kansas City	Missouri

Stewart Title of Billings	Montana
Stewart Title of Bozeman, LLC	Montana
Stewart Title of Darby	Montana
Stewart Title of Great Falls, LLC	Montana
Stewart Title of Madison County dba Big Sky	Montana
Stewart Title of Montana, Inc.	Montana

Stewart Title of Carson City	Nevada
Stewart Title of Douglas County	Nevada
Stewart Title of Fallon	Nevada
Stewart Title of Nevada	Nevada
Stewart Title of Northeastern Nevada, Inc.	Nevada
Stewart Title of Northern Nevada	Nevada

Accredited Title, Inc.	New Hampshire
Classic Title, LLC	New Hampshire
Diversified Closing Services, Inc.	New Hampshire
East Coast Title, LLC	New Hampshire
First Principle Title Service, LLC	New Hampshire
Granite Settlement Service, LLC	New Hampshire
Greater Portland Title LLC	New Hampshire
Integrity Title, LLC	New Hampshire
Opus Title, LLC	New Hampshire
Preferred Title, LLC	New Hampshire
Professional Title Agency, LLC	New Hampshire
Stewart Title of Northern New England, Inc.	New Hampshire

Fieldstone Title Agency	New Jersey
Jersey Stewart Title	New Jersey
Parsippany-Stewart Title Agency, LLC	New Jersey
Stewart-Princeton Abstract	New Jersey
Stewart Title of Central Jersey, Inc.	New Jersey
TRBC Title Agency LLC	New Jersey
Your Town Title Agency	New Jersey

Central Title, LLC	New Mexico
Santa Fe Abstract Limited	New Mexico
Stewart Title Limited	New Mexico
Stewart Title of Valencia	New Mexico

Land Data Associates, Inc.	New York
Stewart Title Insurance Company	New York
Title Associates, Inc.	New York

Stewart Title of North Carolina, Inc.	North Carolina
Stewart Title of Piedmont	North Carolina
Stewart Title of the Carolinas, LLC	North Carolina
Union Commerce Title Company LLC	North Carolina
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation
Red River Title Services, Inc.	North Dakota

Ace Title Agency, LLC	Ohio
Advanced Land Title of Lexington, LLC	Ohio
Agents and Builders Title Agency LLC	Ohio
Agency Title, Ltd.	Ohio
Developers’ Title and Closing Services LLC	Ohio
Hearthstone Title Agency LLC	Ohio
KH Title LLC	Ohio
Logan Title Agency, LLC	Ohio
Merit Title Agency	Ohio
National Land Title Insurance Company	Ohio
Presidential Title Agency	Ohio
Public Title	Ohio
RCS Title Agency, LLC	Ohio
Real Estate Title Service, LLC	Ohio
SSC Title Agency, LLC	Ohio
Stewart Advanced Land Title, Ltd.	Ohio
Stewart Fine Homes Title Agency LLC	Ohio
Stewart Home Builder Title Insurance Agency LLC	Ohio
Stewart Home First Title Agency LLC	Ohio
Stewart Insurance Group, Ltd.	Ohio
Stewart-JSDI Title Agency	Ohio
Stewart New Home Title	Ohio
Stewart Residential Title Agency, LLC	Ohio
Stewart Service Center, LLC	Ohio
Stewart Stoneridge Title Agency, LLC	Ohio
Stewart Title Affiliates Agency, LLC	Ohio
Stewart Title Agency of Columbus, Limited	Ohio
Stewart Title Agency of East Central Ohio, Inc.	Ohio
Stewart Title Agency of Licking County, LLC	Ohio
Stewart Title Agency of New Albany, LLC	Ohio
Stewart Title Agency of Ohio, Inc.	Ohio
Stewart Tradition Title Agency, LLC	Ohio
STMI Title Agency, LLC	Ohio
Title Resource, LLC	Ohio
Vanguard Title Agency of Ohio, LLC	Ohio

Stewart Abstract & Title of Carter County, Inc.	Oklahoma
Executive Escrow, LLC	Oklahoma
Stewart Abstract & Title Co. of Oklahoma	Oklahoma
Stewart Business Information	Oklahoma

Abstract and Title Company	Oregon
Stewart Title Insurance Company of Oregon	Oregon
Stewart Title of Oregon, Inc.	Oregon
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation
Americlose, LLC	Pennsylvania

Stewart Title — Rhode Island, Inc.	Rhode Island

River City	South Dakota

Abstract Title	Tennessee
Acceptance Title	Tennessee
Castleman Title & Escrow, Inc.,	Tennessee
Cumberland Title & Escrow, Inc.	Tennessee
Elite Title, LLC	Tennessee
First Data Systems, Inc.	Tennessee
Hickory Hollow LLC	Tennessee
Home Closing Title LLC	Tennessee
Legal Title and Escrow, Inc.	Tennessee
Montgomery Title LLC	Tennessee
National Land Title Services, Inc.	Tennessee
Performance Title, Inc.	Tennessee
Professional Title, LLC	Tennessee
Realty Center Title LLC	Tennessee
Sidwell Title Insurance Agency, LP	Tennessee
Stewart Title of Tennessee, Inc.	Tennessee
Stewart Title of West Tennessee, Inc.	Tennessee
Summit Land Title, LLC	Tennessee
Sykes Title	Tennessee
Titan Land Title LLC	Tennessee
Title Connection, LLC	Tennessee
TN Home Builders	Tennessee
United Title Services, Inc.	Tennessee

Advance Title Company	Texas
Chadco	Texas
DH Title Company, LLC	Texas
Dominion Title LLC	Texas
Dominion Title of Dallas	Texas
East-West, Inc.	Texas
Electronic Closing Services, Inc.	Texas
Fulghum, Inc.	Texas
GC Acquisition, Inc.	Texas
GESS Investments LP	Texas
GESS Management LLC	Texas
Gracy Title Co, L.C.	Texas
HMH Title LLC	Texas
IH Title Company	Texas
Landata Group, Inc.	Texas
Landata Site Services	Texas
Landata Systems, Inc.	Texas
Landata Technologies	Texas
Medina County Abstract Company, Inc.	Texas
Millennium Title	Texas
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation
Millennium Title of North Texas	Texas
MTH Title Company	Texas
National Order Center	Texas
NETC Title Company, LLC	Texas
New Century – Dallas	Texas
Ortem Investments, Inc.	Texas
Powers Title, LLC	Texas
Premier Title of Dallas	Texas
Premier Title, LC	Texas
Primero, Inc.	Texas
Priority Title — Dallas	Texas
Priority Title — Houston	Texas
Professional Real Estate Tax Service, LLC	Texas
Professional Real Estate Tax Service North Texas	Texas
Prosperity Title Company	Texas
Realty Bid	Texas
REIData, Inc.	Texas
S&S Title LLC	Texas
Southland Information	Texas
STC-STT, LLC dba StarTex Title Company	Texas
Stewart Default Solutions, Inc.	Texas
Stewart Financial Services	Texas
Stewart Information International, Inc.	Texas
Stewart Investment Services Corporation	Texas
Stewart Management Information, Inc.	Texas
Stewart Mortgage Information Company	Texas
Stewart Priority Resources dba General American Resources	Texas
Stewart REI Group, Inc.	Texas
Stewart Realty Solutions, Inc.	Texas
Stewart Solutions	Texas
Stewart Title Austin, Inc.	Texas
Stewart Title Company	Texas
Stewart Title Company of Rockport, Inc.	Texas
Stewart Title of Cameron County	Texas
Stewart Title of Corpus Christi	Texas
Stewart Title Guaranty Company	Texas
Stewart Title of Eagle Pass	Texas
Stewart Title of Lubbock, Inc.	Texas
Stewart Title of Midland, LLC	Texas
Stewart Title North Texas, Inc.	Texas
Stewart Title of Texarkana	Texas
Stewart Title of Wichita Falls	Texas
Stewart Transfer Services	Texas
Stewart-UAM, Inc.	Texas
Strategic Title Company, LLC	Texas
Titles, Inc.	Texas
WRH Title Company	Texas
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation
Bonneville Title	Utah
Cornerstone Title Services, Inc.	Utah
Realty Services	Utah
Superior Title	Utah

Automated Title Solutions, LLC	Virginia
Cedar Run Title & Abstract	Virginia
Kanawha Land Title Services, LLC	Virginia
Land Title Insurance	Virginia
Land Title Research, Inc.	Virginia
Lynnhaven Title Agency, LLC	Virginia
Signature & Stewart Settlements, LC	Virginia
Smart Choice of Hampton Roads	Virginia
Smart Choice Settlements, LC	Virginia
Stewart Title and Escrow, Inc.	Virginia
Stewart Title & Settlement Services, Inc.	Virginia
Stewart Title of Mountain View, LLC	Virginia
Stewart Title of Shenandoah Valley, LC	Virginia
Virginia Oaks, LLC	Virginia

Charter Title Insurance Company	Washington
Real Property Information, Inc.	Washington
Security Building	Washington
Security Title	Washington
Spokane	Washington
Stewart Title of Bellingham	Washington
Stewart Title of Island County	Washington
Stewart Title of Snohomish County	Washington
Stewart Title of Tacoma, Inc.	Washington
Stewart Title of the Tri-Cities, LLC	Washington
Stewart Title of Washington	Washington
Stewart Title of Western Washington	Washington
Whitman County	Washington

Courtesy Title LLC	Wisconsin
Franklin Title, LLC	Wisconsin
Homeowners Closing Services	Wisconsin
Stewart Title of Wisconsin	Wisconsin
Title One Land Title Services LLC	Wisconsin
Title One Menomonie LLC	Wisconsin
Title West (Title West Closing)	Wisconsin
(continued)

Exhibit 21.1
(continued)
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

INTERNATIONAL

Hato Rey Insurance Agency, Inc.	Puerto Rico
Landata Inc. of Belize	Belize
Lawyers Mortgage Network Inc.	Canada
San Juan Abstract Company	Puerto Rico
SII-Hungary	Hungary
Stewart Costa Rica ABC, SA	Costa Rica
Stewart Dominica SA	Dominican Republic
Stewart International Gayrimenkul Sistemleri ve Yatirim Anonim	Turkey
Stewart International Informacije d. o. o.	Slovenia
Stewart International s.r.o	Czech Republic
Stewart International s.r.o.	Slovakia
Stewart International Sp. Z o.o.	Poland
Stewart Korea, Ltd.	Korea
Stewart Romania S.R.L.	Romania
Stewart Title Baja	Mexico
Stewart Title Eastern Caribbean, Ltd.	Anguilla
Stewart Title Insurance Company	Canada
Stewart Title Guaranty de Mexico, ABC	Mexico
Stewart Title Latin America, S.A.	Costa Rica
Stewart Title Limited Australian Branch	Australia
Stewart Title of Guadalajara	Mexico
Stewart Title Riviera Maya S.A.	Mexico
Stewart Title United Kingdom	United Kingdom